EXHIBIT 10.61




                               AMENDMENT AGREEMENT

     This Amendment Agreement by and between The Neptune Society, Inc., a Florida corporation ("Neptune"), CapEx, L.P., a Delaware limited partnership ("CapEx"), Bow River Capital Fund, LP and Bow River Capital Fund II, LP (together the "Bow River Entities", the purchasers of D.H. Blair Investment Banking Corp.'s, a New York corporation ("DHB"), securities which are referenced below) is effective the 18th day of February, 2004.

                              EXPLANATORY STATEMENT

     A. Neptune, CapEx and DHB entered into that certain Debenture Purchase and Amendment Agreement between Neptune, CapEx, and DHB dated July 31, 2003 (the "Debenture Agreement"), pursuant to which Neptune issued (i) an Amended and Restated Debenture No. 1 dated July 31, 2003 payable to the order of CapEx (the "CapEx Debenture") and a Warrant to Purchase 1,000,000 Shares of Common Stock (the "CapEx Warrant"), and (ii) an Amended and Restated Debenture No. 2 dated July 31, 2003 payable to the order of DHB and a Warrant to Purchase 666,667 Shares of Common Stock both of which were subsequently purchased by the Bow River Entities under a Securities Purchase Agreement with an effective date of January 30, 2004 (hereinafter referred to as the Bow River Entities Debenture and the Bow River Entities Warrant, respectively).

     B. The parties wish to amend the CapEx Debenture and the Bow River Entities Debenture as set forth below.

                                    AGREEMENT

     IN CONSIDERATION of the presents and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Neptune, CapEx, and DHB agree as follows:

     1. On or before February 25, 2004, Neptune shall tender to CapEx (on its behalf and for the benefit of the Bow River Entities) the sum of One Million One Hundred Sixty Thousand Dollars ($1,160,000.00) by wire transfer to such financial account as specified by CapEx in writing (the "Payment"), for pre-payment of principal in the amount of One Million Eighty-five Thousand Four Hundred Forty and 40/100 Dollars ($1,085,440.40) of the CapEx Debenture and Seventy-four Thousand, Five Hundred Fifty Nine and 60/100 ($74,559.60) of the Bow River Entities Debenture.

     2. If and ONLY IF the Payment is tendered to CapEx on or before February 25, 2004, then:

          (a) Neptune shall be deemed to have paid and satisfied in full the July 31, 2004 periodic lump payment in the amount of $750,000, as required by
Section 2.2 of the CapEx Debenture and the Bow River Entities Debenture;

          (b) Neptune shall be deemed to have paid and satisfied in full the excess cash flow payments, as required by Section 2.3 of the CapEx Debenture and the Bow River Entities Debenture, for each quarter of calendar year 2004, and CapEx and the Bow River Entities shall not require any additional excess cash flow payments for the year 2004.

    3. Section 2.4(c) of the CapEx Debenture and Section 2.4(c) of the Bow River Entities Debenture are hereby deleted in their entirety and each replaced with the following:



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

          (c) third, pro rata to CapEx and the Bow River Entities (based on the outstanding balances of their respective Amended and Restated Debentures) until the Amended and Restated Debentures have been paid in full.

     4. Section 2.4(d) of the CapEx Debenture and Section 2.4(d) of the Bow River Entities Debenture are hereby deleted in their entirety.

     5. In all other respects, the Debenture Agreement, the CapEx Debenture and the Bow River Entities Debenture are hereby ratified and confirmed.

     6. Each of CapEx and the Bow River Entities will deliver an estoppel certificate affirming the principal balance of their respective debentures in substantially the forms attached hereto as Exhibit A and B, respectively.

     This Amendment Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which shall together constitute one instrument. Any counterpart may be executed and delivered through facsimile transmission.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment effective as of the date first above written regardless of the actual date of signing.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.


COMPANY:

THE NEPTUNE SOCIETY, INC.

By:
     -------------------------------------------
     Marco Markin
     Chief Executive Officer


HOLDERS:


CAPEX, L.P.                                 BOW RIVER CAPITAL FUND, LP AND
                                            BOW RIVER CAPITAL FUND II, LP

By:  RBP, LLC, its General Partner          By: Bow River Capital Partners, LLC,
                                                its General Partner

By:                                          By:
    ------------------------------                 -----------------------------
    Jackie M. Hawkey                               Bernard C. Darre
    Authorized Representative                      Manager



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


                                 ACKNOWLEDGEMENT

     The three immediately undersigned guarantors hereby acknowledge and consent to the foregoing Agreement and the amendments to the Debentures contemplated thereby. The undersigned each further explicitly agree to guarantee the repayment of the Amended and Restated Debentures, under the terms and conditions of those certain Guarantees dated December 24, 1999, executed by each of the undersigned, which, where they refer to the Debentures, shall be deemed to refer to the Amended and Restated Debentures, as amended hereby.

NEPTUNE SOCIETY OF AMERICA, INC.           NEPTUNE MANAGEMENT CORP.

By:                                        By:
    -------------------------------              -------------------------------
Print Name:                                Print Name:
            -----------------------                     ------------------------
Title:                                     Title:
            -----------------------                 ----------------------------


HERITAGE ALTERNATIVES, INC.

By:
    -------------------------------
Print Name:
            -----------------------
Title:
            -----------------------



     The undersigned guarantor hereby acknowledges and consents to the foregoing Agreement and the amendments to the Debentures contemplated thereby. The undersigned has guaranteed the repayment of the Amended and Restated Debenture in a separate Guaranty dated July 31, 2003.

                                           TRIDENT SOCIETY, INC.

                                           By:
                                                --------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
-----------------------                           ------------------------------

                                    Exhibit A

                              ESTOPPEL CERTIFICATE
                                  (CapEx, L.P.)


     The undersigned, holding an Amended and Restated Debenture in the original principal amount of $5,029,344.00 dated July 31, 2003, made by The Neptune Society, Inc., a Florida corporation ("Neptune Society"), payable to the Undersigned, does certify as follows:

                                   SECTION ONE

                           DESCRIPTION OF INSTRUMENTS

     1. The Undersigned is the holder of that certain Amended and Restated Debenture in the original principal amount of $5,029,344.00 dated July 31, 2003, made by Neptune Society, payable to the Undersigned (the "Debenture").

     2. The Undersigned, Neptune Society, Bow River Capital Fund, LP and Bow River Capital Fund II, LP are parties that that certain Amendment Agreement dated effective as of February 18, 2004 (the "Amendment Agreement").

                                   SECTION TWO

                                PRINCIPAL BALANCE

The undersigned acknowledges that the Neptune Society has made certain monthly interest and principal payments when due under the Debenture and a principal payment in the amount of $1,085,440.40 under the terms of the Amendment Agreement, and hereby acknowledges that the principal balance of the Debenture is $3,417,504.60 as of the date hereof.

                                  SECTION THREE

                              DEFENSES OR DEFAULTS

As of the date hereof, there are currently no defenses or defaults to the Debenture so far as the undersigned is concerned.

     The undersigned has executed this certificate on February ___, 2004.

                                   CapEx, L.P., a Delaware limited partnership


                                   By:
                                        ----------------------------------------
                                   Its:
                                        ---------------------------------------

                                    Exhibit B

                              ESTOPPEL CERTIFICATE
         (Bow River Capital Fund, LP and Bow River Capital Fund II, LP)


     The undersigned, holding an Amended and Restated Debenture in the original principal amount of $2,352,896.00 dated July 31, 2003, made by The Neptune Society, Inc., a Florida corporation ("Neptune Society"), payable to D.H. Blair Investment Banking Corp. and transferred to the Undersigned, do certify as follows:

                                   SECTION ONE

                           DESCRIPTION OF INSTRUMENTS

     3. The Undersigned are the holders of that certain Amended and Restated Debenture in the original principal amount of $2,352,896.00 dated July 31, 2003, made by Neptune Society, payable to D.H. Blair Investment Banking Corp. and transferred to the Undersigned (the "Debenture").

     4. The Undersigned, Neptune Society and CapEx, L.P. are parties that that certain Amendment Agreement dated effective as of February 18, 2004 (the "Amendment Agreement").

                                   SECTION TWO

                                PRINCIPAL BALANCE

The undersigned acknowledge that the Neptune Society has made certain monthly interest payments when due under the Debenture and a principal payment in the amount of $74,559.60 under the terms of the Amendment Agreement, and hereby acknowledge that the principal balance of the Debenture is $2,278,336.40 as of the date hereof.

                                  SECTION THREE

                              DEFENSES OR DEFAULTS

As of the date hereof, there are currently no defenses or defaults to the Debenture so far as the undersigned are concerned.

     The undersigned have executed this certificate on February ___, 2004.

Bow River Capital Fund, LP               Bow River Capital Fund II, LP


By:                                      By:
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Its:                                     Its:
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